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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 2, 2002
                                 Date of Report
                        (Date of Earliest Event Reported)

                            Tech Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)



          New Jersey               000-27592                      22-1436279
-------------------------------    ---------                   -----------------
(State or other jurisdiction of   (Commission                  (I.R.S. Employee
incorporation or organization)     File No.)                     I.D. Number)

      955 Belmont Avenue
   North Haledon, New Jersey                                         07508
-------------------------------                                -----------------
(Address of principal executive                                    (Zip Code)
          offices



                                 (973) 427-5333
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS.

         Tech Laboratories, Inc. (the "Company") issued a press release on August 2, 2002, announcing that an Event of Default occurred under its outstanding 6.5% convertible promissory notes. As of July 31, 2002, the outstanding principal and interest under the notes was $1,221,611. The Event of Default occurred due to the fact that the waiver the Company had been granted by the noteholders waiving any event of default under the notes, including the requirement to have declared effective on or before June 29, 2002, the registration statement covering the shares underlying the notes had expired without the Company and the noteholders having reached a new agreement.

(c)      EXHIBITS.

         99.1     Press Release dated August 2, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Tech Laboratories, Inc.

Date:  August 6, 2002
                                                  By:/s/ Bernard M. Ciongoli
                                                  ------------------------------
                                                  Bernard M. Ciongoli, President